                                                                    Exhibit 99.2


                           $239,940,000 (Approximate)
                 BankAmerica Manufactured Housing Contract Trust
           Senior/Subordinate Pass-Through Certificates, Series 1996-1

             Bank of America National Trust and Savings Association
BankAmerica Housing Services, an unincorporated division of Bank of America, FSB
                                     Sellers

BankAmerica Housing Services, an unincorporated division of Bank of America, FSB
                                    Servicer

         $49,272,000        (Approximate)          [ ]%            A-1
         $50,310,000        (Approximate)          [ ]%            A-2
         $21,817,000        (Approximate)          [ ]%            A-3
         $25,120,000        (Approximate)          [ ]%            A-4
         $29,396,000        (Approximate)          [ ]%            A-5
         $27,351,000        (Approximate)          [ ]%            A-6
         $21,134,000        (Approximate)          [ ]%            A-7
         $15,540,000        (Approximate)          [ ]%            B-1


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, with respect to the expected characteristics of the pool of manufactured housing contracts in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the manufactured housing contracts will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that manufactured housing contracts will prepay at a constant rate or following a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE SELLERS WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the manufactured housing contracts contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd.
We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

FOR PURPOSES OF THE COMPUTATIONAL MATERIALS, THE CUT-OFF DATE IS ASSUMED AND DEEMED TO BE MAY 1, 1996, AND ALL INFORMATION CONTAINED HEREIN IS BASED ON SUCH ASSUMPTION. HOWEVER, THE CERTIFICATES ARE EXPECTED TO BE ISSUED IN JUNE 1996. THE ACTUAL CUT-OFF DATE FOR THE CREATION OF THE CONTRACT POOL WILL BE JUNE 1, 1996 AND THE CONTRACT POOL CONVEYED TO THE TRUST FUND WILL REFLECT THE CONTRACT POOL ACTIVITY IN MAY 1996. THE FINAL PROSPECTUS SUPPLEMENT WILL CONTAIN INFORMATION REGARDING THE CONTRACT POOL AS OF JUNE 1, 1996.

                           $239,940,000 (APPROXIMATE)
                 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
           SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 1996-1



             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION OF BANK OF AMERICA, FSB
                                     SELLERS


BANKAMERICA HOUSING SERVICES, AN UNINCORPORATED DIVISION OF BANK OF AMERICA, FSB
                                    SERVICER


                             TRANSACTION HIGHLIGHTS

- -----------------------------------------------------------------------------------------------------------------------------
                                                                                     Scheduled Payment       Expected Final
                                             Average Life       Modified Duration      Window assuming      Maturity assuming
                                             assuming 10%         assuming 10%               10%            10% Termination
              Class       Ratings        Termination Auction   Termination Auction   Termination Auction         Auction
  Class        Size    (Moody's/Fitch)       (170% MHP)            (170% MHP)           (170% MHP)            (170% MHP)
- -----------------------------------------------------------------------------------------------------------------------------
   A-1     $49,272,000    Aaa/AAA               1.00              0.93          6/96-5/98 - 24 mos.          5/98
   A-2     $50,310,000    Aaa/AAA               3.00              2.62          5/98-8/00 - 28 mos.          8/00
   A-3     $21,817,000    Aaa/AAA               5.00              4.07          8/00-4/02 - 21 mos.          4/02
   A-4     $25,120,000    Aaa/AAA               7.00              5.28          4/02-9/04 - 30 mos.          9/04
   A-5     $29,396,000    Aaa/AAA              10.26              6.86          9/04-1/09 - 53 mos.          1/09
   A-6     $27,351,000    Aaa/AAA              14.63              8.25          1/09-8/11 - 32 mos.          8/11
   A-7     $21,134,000    Aa3/AA-               9.37              6.11          6/00-8/11 - 35 mos.          8/11
   B-1     $15,540,000   Baa2/BBB               6.89              5.03          6/00-3/07 - 82 mos.          3/07
- ------------------------------------------------------------------------------------------------------------------------
Sellers                    Bank of America National Trust and Savings Association
                           BankAmerica Housing Services, an unincorporated division of Bank of America, FSB

Servicer                   BankAmerica Housing Services, an unincorporated division of Bank of America, FSB

Trustee                    The First National Bank of Chicago

Pricing Prepayment Speed   170% MHP (equates to 10.2% CPR after 24-month ramp-up period).

Pricing                    Priced to 10% Termination Auction date.

Distribution Dates         The 10th of each month, or if such day is not a business day, the next succeeding business day.

Day Counts Basis           30/360 interest accrual.

Legal Final Maturity       October 2026

Termination Auction        Fourth Distribution Date after Distribution Date when outstanding pool balance is less than 10%
                           of the original pool balance.

Credit Enhancement         Aaa/AAA Classes: Class A-1/A-2/A-3/A-4/A-5/A-6: 18.25% subordination.
                           Aa3/AA- Class A-7: 9.75% subordination
                           Baa2/BBB Class B-1: 3.5% subordination

                           All classes of certificates will have the benefit of a reserve account which shall have an initial balance of zero on the closing date. The reserve account will be funded with excess interest, if any, up to $1,243,218 or 0.50% of the original pool balance beginning on the earlier of the distribution date in June 2006 (approximately 10 years from the closing date) or when the outstanding pool balance represents 2.5% or less of the original pool balance. The balance in the reserve account will never exceed the outstanding B-2 balance once the publicly offered certificates are paid in full.

Trust Tax Status           REMIC.


- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future concerns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, Morgan Stanley Japan LTD and/or their affiliates may have positions on, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd.
We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE UK SECURITIES AND FUTURES AUTHORITY.

 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST 1996-1 POOL ASSETS DESCRIPTION

Pool Assets                    Conventional fixed rate actuarial manufactured housing installment sales contracts and installment loan agreements secured by manufactured homes (the "Contracts").

Aggregate Cut-off Date         $248,643,516
Pool Principal Balance

Number of Contracts            9,168

Cut-off Date                   FOR PURPOSES OF THE COMPUTATIONAL MATERIALS, THE CUT-OFF DATE IS ASSUMED AND DEEMED TO BE
                               MAY 1, 1996, AND ALL INFORMATION CONTAINED HEREIN IS BASED ON SUCH ASSUMPTION. HOWEVER, THE
                               CERTIFICATES ARE EXPECTED TO BE ISSUED IN JUNE 1996. THE ACTUAL CUT-OFF DATE FOR THE CREATION
                               OF THE CONTRACT POOL WILL BE JUNE 1, 1996 AND THE CONTRACT POOL CONVEYED TO THE TRUST FUND
                               WILL REFLECT THE CONTRACT POOL ACTIVITY IN MAY 1996. THE FINAL PROSPECTUS SUPPLEMENT WILL
                               CONTAIN INFORMATION REGARDING THE CONTRACT POOL AS OF JUNE 1, 1996.

Average Outstanding Balance    $27,121 (Range: $859 to $73,593)
(As of Cut-Off Date)

Weighted Average LTV Ratio     90.24% as of Cut-Off Date (Range at origination: 21% to 95%)

New/Used Breakdown             84%/16%
(As of Cut-Off Date)

Weighted Average Coupon        10.63% (Range: 10% to 12.50%)
(As of Cut-Off Date)

Weighted Average Original
   Maturity                    260 months (Range: 18 months to 360 months)
(As of Cut-Off Date)

Weighted Average Remaining
   Maturity                    256 months (Range: 5 months to 360 months)
(As of Cut-Off Date)

Weighted Average Seasoning     4 months
(As of Cut-Off Date)

Geographic Distribution        NC(6.95%), GA(6.74%), SC (5.58%), SC (5.58%), TX(5.40%), FL(5.22%), AZ(5.16%)
(By outstanding principal      with each of the remaining states under 5.0% (No CA or AL loans)
  balance as of Cut-off Date)

Origination Dates              Each contract was originated between November 1, 1995 and March 31, 1996
(As of Cut-Off Date)


- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future concerns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, Morgan Stanley Japan LTD and/or their affiliates may have positions on, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd.
We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE UK SECURITIES AND FUTURES AUTHORITY.

       GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES AS OF ORIGINATION

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                       NUMBER OF       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                       CONTRACTS       BALANCE OUTSTANDING    AS OF CUT-OFF DATE
STATE                                             AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (1)
- ------------------------------------------------  -------------------  --------------------  ---------------------
Arizona.........................................             423        $    12,831,619.84              5.16%
Arkansas........................................             294              7,787,297.27              3.13
Colorado........................................             147              4,165,263.64              1.68
Delaware........................................              35                911,499.51              0.37
District of Columbia............................               1                 33,130.78              0.01
Florida.........................................             480             12,987,071.96              5.22
Georgia.........................................             555             16,768,432.05              6.74
Idaho...........................................              50              1,470,023.30              0.59
Illinois........................................              95              2,358,956.76              0.95
Indiana.........................................             278              7,574,949.58              3.05
Iowa............................................              92              2,203,507.17              0.89
Kansas..........................................              72              1,881,117.98              0.76
Kentucky........................................             455             11,546,529.01              4.64
Louisiana.......................................             396             11,412,244.43              4.59
Maine...........................................              52              1,532,346.87              0.62
Maryland........................................              56              1,683,466.53              0.68
Michigan........................................             337              9,611,139.09              3.87
Minnesota.......................................              85              2,080,403.63              0.84
Mississippi.....................................             214              5,531,084.70              2.22
Missouri........................................             403             10,422,144.80              4.19
Montana.........................................              65              1,898,061.06              0.76
Nebraska........................................              65              1,634,342.45              0.66
Nevada..........................................              72              2,084,481.77              0.84
New Hampshire...................................               7                217,085.78              0.09
New Jersey......................................               6                209,741.61              0.08
New Mexico......................................             196              5,779,332.33              2.32
New York........................................             235              6,064,574.09              2.44
North Carolina..................................             706             17,285,452.98              6.95
North Dakota....................................              23                574,848.09              0.23
Ohio............................................             353              8,748,156.08              3.52
Oklahoma........................................             134              3,629,478.77              1.46
Oregon..........................................             199              6,643,537.93              2.67
Pennsylvania....................................             342              9,000,759.87              3.62
Rhode Island....................................               1                 28,036.73              0.01
South Carolina..................................             460             13,877,437.57              5.58
South Dakota....................................              34              1,002,241.20              0.40
Tennessee.......................................             469             12,207,237.34              4.91
Texas...........................................             544             13,418,777.48              5.40
Utah............................................              46              1,801,201.63              0.72
Vermont.........................................              17                516,566.43              0.21
Virginia........................................             173              4,212,838.18              1.69
Washington......................................             102              3,479,996.49              1.40
West Virginia...................................             273              6,514,358.29              2.62
Wisconsin.......................................              74              1,775,676.30              0.71
Wyoming.........................................              52              1,247,067.10              0.50
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- ------------------------
(1)  Entries may not add to 100.00% due to rounding.

- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future concerns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, Morgan Stanley Japan LTD and/or their affiliates may have positions on, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd.
We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE UK SECURITIES AND FUTURES AUTHORITY.

                 DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
LOAN-TO-VALUE RATIO (1)                           AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (2)
- ------------------------------------------------  -------------------  --------------------  ---------------------
Less than or equal to 50%.......................              69        $       842,670.36              0.34%
51-60%..........................................              81              1,291,702.74              0.52
61-70%..........................................             170              3,131,893.28              1.26
71-80%..........................................             645             12,742,692.40              5.12
81-85%..........................................             800             18,166,971.19              7.31
86-90%..........................................           3,770             93,702,780.32             37.69
91-95%..........................................           3,633            118,764,806.16             47.77
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- --------------------------
(1) Rounded to the nearest 1%. The definition of "Value" is set forth under "The Contract Pool" above. Manufactured Homes, unlike site-built homes, generally depreciate in value, and it should generally be expected, especially with Contracts with high loan-to-value ratios at origination, that at any time after the origination of a Contract, the market value of the Manufactured Home securing such Contract may be lower than the outstanding principal balance of such Contract.

(2) Entries may not add to 100.00% due to rounding.

                         DISTRIBUTION OF CONTRACT RATES

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
CONTRACT RATE                                     AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (1)
- ------------------------------------------------  -------------------  --------------------  ---------------------
10.00...........................................             768        $    24,901,051.33             10.01%
10.25...........................................           2,051             68,605,524.84             27.59
10.50...........................................           1,726             51,378,253.44             20.66
10.75...........................................           1,672             46,882,717.16             18.86
11.00...........................................             785             18,079,993.45              7.27
11.25...........................................             893             16,351,896.69              6.58
11.50...........................................             514              9,524,318.06              3.83
11.75...........................................             287              6,434,302.49              2.59
12.00...........................................             187              2,654,220.38              1.07
12.25...........................................             206              2,883,940.14              1.16
12.50...........................................              79                947,298.47              0.38
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- ------------------------
(1)  Entries may not add to 100.00% due to rounding.


- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future concerns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, Morgan Stanley Japan LTD and/or their affiliates may have positions on, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd.
We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE UK SECURITIES AND FUTURES AUTHORITY.

                       YEARS OF ORIGINATION OF CONTRACTS

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
YEAR OF ORIGINATION                               AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (1)
- ------------------------------------------------  -------------------  --------------------  ---------------------
1995............................................           4,135        $   118,375,450.45            47.61%
1996............................................           5,033            130,268,066.00            52.39
                                                           -----       --------------------         -------
    Total.......................................           9,168        $   248,643,516.45           100.00%
                                                           -----       --------------------         -------
                                                           -----       --------------------         -------

- ------------------------
(1)  Entries may not add to 100.00% due to rounding.

            DISTRIBUTION OF ORIGINAL PRINCIPAL BALANCES OF CONTRACTS

                                                                                              % OF CONTRACT POOL
                                                                                                BY OUTSTANDING
                                                                       AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                  NUMBER OF CONTRACTS  BALANCE OUTSTANDING    AS OF CUT-OFF DATE
ORIGINAL PRINCIPAL BALANCES OF CONTRACTS (1)      AS OF CUT-OFF DATE    AS OF CUT-OFF DATE            (2)
- ------------------------------------------------  -------------------  --------------------  ---------------------
$0 - 5,000......................................              13        $        52,945.87              0.02%
$5,001 - 7,500..................................             127                784,236.11              0.32
$7,501 - 10,000.................................             332              2,868,285.38              1.15
$10,001 - 12,500................................             391              4,355,037.13              1.75
$12,501 - 15,000................................             482              6,551,416.52              2.63
$15,001 - 17,500................................             429              6,902,612.89              2.78
$17,501 - 20,000................................             465              8,670,716.54              3.49
$20,001 - 22,500................................             793             16,767,946.20              6.74
$22,501 - 25,000................................             945             22,342,720.66              8.99
$25,001 - 27,500................................           1,051             27,412,713.89             11.02
$27,501 - 30,000................................             921             26,266,111.47             10.56
$30,001 - 32,500................................             762             23,679,556.63              9.52
$32,501 - 35,000................................             562             18,837,364.86              7.58
$35,001 - 40,000................................             734             27,227,685.92             10.95
$40,001 - 45,000................................             469             19,801,726.67              7.96
$45,001 - 50,000................................             317             14,990,523.05              6.03
$50,001 - 55,000................................             175              9,128,801.11              3.67
$55,001 - 60,000................................             126              7,198,136.30              2.89
$60,001 - 65,000................................              37              2,295,484.33              0.92
$65,001 - 70,000................................              25              1,646,741.26              0.66
$70,001 - 75,000................................              12                862,753.66              0.35
                                                           -----       --------------------          -------
    Totals......................................           9,168        $   248,643,516.45            100.00%
                                                           -----       --------------------          -------
                                                           -----       --------------------          -------

- --------------------------
(1) The greatest original Contract principal balance is $73,717, which represents 0.030% of the outstanding principal balance of the Contracts as of the Cut-off Date.

(2) Entries may not add to 100.00% due to rounding.



- --------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future concerns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, Morgan Stanley Japan LTD and/or their affiliates may have positions on, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd.
We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE UK SECURITIES AND FUTURES AUTHORITY.

                          REMAINING MONTHS TO MATURITY

                                                                                               % OF CONTRACT POOL
                                                                                                 BY OUTSTANDING
                                                         NUMBER OF      AGGREGATE PRINCIPAL     PRINCIPAL BALANCE
                                                      CONTRACTS AS OF   BALANCE OUTSTANDING    AS OF CUT-OFF DATE
MONTHS REMAINING AS OF CUT-OFF DATE                    CUT-OFF DATE      AS OF CUT-OFF DATE            (1)
- ---------------------------------------------------  -----------------  --------------------  ---------------------
Less than or equal to 30...........................             13       $        48,275.93              0.02%
Greater than 31 and less than or equal to 60.......            238             2,101,477.52              0.85
Greater than 61 and less than or equal to 90.......            275             2,800,762.01              1.13
Greater than 91 and less than or equal to 120......            698            10,009,289.18              4.03
Greater than 121 and less than or equal to 150.....            268             4,437,348.60              1.78
Greater than 151 and less than or equal to 180.....          1,770            38,352,122.05             15.42
Greater than 181 and less than or equal to 210.....             11               244,901.02              0.10
Greater than 211 and less than or equal to 240.....          3,132            87,471,905.33             35.18
Greater than 241 and less than or equal to 270.....              5               140,343.91              0.06
Greater than 271 and less than or equal to 300.....          1,295            45,584,983.50             18.33
Greater than 301 and less than or equal to 360.....          1,463            57,452,107.40             23.11
                                                             -----      --------------------          -------
    Totals.........................................          9,168       $   248,643,516.45            100.00%
                                                             -----      --------------------          -------
                                                             -----      --------------------          -------

- --------------------------
(1) Entries may not add to 100.00% due to rounding.


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This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future concerns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, Morgan Stanley Japan LTD and/or their affiliates may have positions on, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd.
We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE UK SECURITIES AND FUTURES AUTHORITY.

                 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
           SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES, SERIES 1996-1


The defined terms used and not otherwise defined in the attached BankAmerica Manufactured Housing Contract, Series 1996-1 Computational Materials for Classes A-1, A-2, A-3, A-4, A-5, A-6, A-7, and B-1 Certificates of such Series 1996-1, shall have the meanings ascribed to them, as follows:

"CPR" a constant prepayment rate, is utilized to project prepayments, and is the rate at which, on an annual basis, the outstanding principal balance of contracts declines due to liquidations, unscheduled principal payments and repurchases.

"MHP" is known as the Manufactured Housing Prepayment curve and is the prepayment pricing convention for manufactured housing contracts. The basic curve is 100% MHP and equates to a ramped CPR which starts at 3.7% CPR in the first month after origination and rises 0.1% CPR monthly to 6.0% CPR in month 24, and remains at 6.0% CPR beyond month 24. 170% MHP represents the factor by which each monthly CPR is multiplied in order to arrive at the monthly CPR speed for a given pool. For example, the CPR rate in month 1 assuming
170% MHP is 3.7%*170%=6.29% CPR increasing by 0.17% CPR each month until the 24th month when it reaches 10.2% CPR. The CPR rate in month 1 assuming 200% MHP is 3.7%*200%=7.40% CPR, increasing by 0.20% CPR each month until the 24th month when it reaches 12.0% CPR.

"Price" are "flat prices" and are quoted as a percentage of par, with fractions expressed in 32nds.

"AVG LIFE" (Weighted Average Life) refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security is expected to be repaid to the investor. The weighted average life of a Certificate is determined by (i) multiplying the amount of cash distributions in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Certificate to the Stated Distribution Date, (ii) adding the results, and (iii) dividing the sum by the sum of the principal cash flow (which equals the initial principal balance in a scenario in the absence of losses) of such certificate.

"EXPECTED FINAL MATURITY" is the maturity date on which an investor is expected to receive the final distribution of principal.

"MOD DUR" (Modified Duration), is computed by calculating Macaulay Duration and dividing the result by (1+one half the yield to maturity). Modified Duration can be used to approximate the price volatility of a bond. For example, for a 100-basis point change in yield, a certificate with a Modified Duration of 6 would theoretically have its price change by approximately 6%. Macaulay Duration is a measure of the weighted average term-to-maturity of a bond's cash flows. The weights in this weighted average are the present value of each cash flow as a percent of all the bond's cash flows (i.e., the weights are the present value of each cash flow as a percent of the bond's price).

"WAM" (Weighted Average Maturity) is calculated as a weighted average of the remaining term to maturity of a pool's underlying manufactured home contracts, using the balance of each manufactured home contract as the weighting factor.

"WINDOW MNTHS" is the range, in months, during which the security is expected to receive principal distributions.

"*" in the decrement tables represents a pool factor which is less than 0.5 but greater than 0.

"EXCESS INTEREST" is the amount of interest collected on nondefaulted contracts during a collection period which exceeds the interest distribution due to the holders of the Certificates and the Monthly Servicing Fee for the related distribution date.

"FACTOR" is the fraction of principal outstanding as of the closing date.

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This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future concerns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, Morgan Stanley Japan LTD and/or their affiliates may have positions on, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd.
We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE UK SECURITIES AND FUTURES AUTHORITY.